POWER OF ATTORNEY

     RE

     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, J. Balog, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Acts of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, to the Registration Statement (Form S-1) of Great-West Life & Annuity
Insurance Company (Registration No.               ), and to any and
all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of December, 1995.


                              /s/ J. Balog
                    Member, Board of Directors
                              Great-West Life & Annuity
               Insurance Company


Witness:


/s/ Kelly Peace






     POWER OF ATTORNEY

     RE

     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, J.W. Burns, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Acts of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, to the Registration Statement (Form S-1) of Great-West Life & Annuity
Insurance Company (Registration No.               ), and to any and
all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of January, 1996.


                              /s/ J.W. Burns
                              Member, Board of Directors
                              Great-West Life & Annuity
               Insurance Company


Witness:


/s/ Louise Auriol






     POWER OF ATTORNEY

     RE

     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, O.T. Dackow, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Acts of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, to the Registration Statement (Form S-1) of Great-West
Life & Annuity Insurance Company (Registration No.               ),
and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of December, 1995.


                              /s/ O.T. Dackow
                              Member, Board of Directors
                              Great-West Life & Annuity
               Insurance Company


Witness:


/s/ Joan Preyer






     POWER OF ATTORNEY

     RE

     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, P. Desmarais, Jr., a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Acts of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, to the Registration Statement (Form S-1) of Great-West
Life & Annuity Insurance Company (Registration No.               ),
and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of January, 1996.


                              /s/ P. Desmarais. Jr.
                              Member, Board of Directors
                              Great-West Life & Annuity
               Insurance Company


Witness:


/s/ Luci Filteau






     POWER OF ATTORNEY

     RE

     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, R. Gratton, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Acts of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, to the Registration Statement (Form S-1) of Great-West Life & Annuity
Insurance Company (Registration No.               ), and to any and
all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of January, 1996.


                              /s/ R. Gratton
                              Member, Board of Directors
                              Great-West Life & Annuity
               Insurance Company


Witness:


/s/ Nicole Barolet






     POWER OF ATTORNEY

     RE

     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, N.B. Hart, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Acts of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, to the Registration Statement (Form S-1) of Great-West Life & Annuity
Insurance Company (Registration No.               ), and to any and
all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of December, 1995.


                              /s/ N.B. Hart
                              Member, Board of Directors
                              Great-West Life & Annuity
               Insurance Company


Witness:


/s/ Wilma J. Hart






     POWER OF ATTORNEY

     RE

     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, William Mackness, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Acts of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, to the Registration Statement (Form S-1) of Great-West
Life & Annuity Insurance Company (Registration No.               ),
and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of January, 1996.


                              /s/ William Mackness
                              Member, Board of Directors
                              Great-West Life & Annuity
               Insurance Company


Witness:


/s/ Louise Fabris






     POWER OF ATTORNEY

     RE

     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, J.E.A. Nickerson, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Acts of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, to the Registration Statement (Form S-1) of Great-West
Life & Annuity Insurance Company (Registration No.               ),
and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of January, 1996.


                              /s/ J.E.A. Nickerson
                              Member, Board of Directors
                              Great-West Life & Annuity
               Insurance Company


Witness:


/s/ M. Lynne Reid






     POWER OF ATTORNEY

     RE

     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, P.M. Pitfield, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Acts of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, to the Registration Statement (Form S-1) of Great-West
Life & Annuity Insurance Company (Registration No.               ),
and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of January, 1996.


                              /s/ P.M. Pitfield
                              Member, Board of Directors
                              Great-West Life & Annuity
               Insurance Company


Witness:


/s/ Diane Milleur






     POWER OF ATTORNEY

     RE

     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, M. Plessis-Belair, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Acts of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, to the Registration Statement (Form S-1) of Great-West
Life & Annuity Insurance Company (Registration No.               ),
and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of January, 1996.


                              /s/ M. Plessis-Belair
                              Member, Board of Directors
                              Great-West Life & Annuity
                              Insurance Company


Witness:


/s/ Danielle Durocher






     POWER OF ATTORNEY

     RE

     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, R.J. Turner, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Acts of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, to the Registration Statement (Form S-1) of Great-West
Life & Annuity Insurance Company (Registration No.               ),
and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of December, 1995.


                              /s/ R.J. Turner
                         Member, Board of Directors
                              Great-West Life & Annuity
               Insurance Company


Witness:


/s/ Ila Rosengarten






     POWER OF ATTORNEY

     RE

     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, B.E. Walsh, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Acts of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, to the Registration Statement (Form S-1) of Great-West Life & Annuity
Insurance Company (Registration No.               ), and to any and
all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 1996.


                              /s/ B.E. Walsh
                              Member, Board of Directors
                              Great-West Life & Annuity
               Insurance Company


Witness:


/s/ Irene Minuck
??